Exhibit 10.10

                        PURCHASE AND SALE AGREEMENT


               PURCHASE AND SALE AGREEMENT made this 23rd day of March 2001 (this "Agreement"), by and among National Association of Securities Dealers, Inc., a Delaware corporation (the "NASD"), and The Nasdaq Stock Market, Inc., a Delaware corporation ("Nasdaq").

               WHEREAS, the NASD is the owner of 95,454,209 shares of the common stock, par value $.01 per share, of Nasdaq (the "Common Stock");

               WHEREAS, in furtherance of enabling Nasdaq and the NASD to meet a principal goal of the restructuring of Nasdaq--the reduction of the NASD's ownership of Nasdaq--as well as to assist the NASD in fulfilling its commitment to attempt to eliminate its ownership interest in Nasdaq by June 2002, the NASD desires to sell and Nasdaq desires to purchase, 18,461,538 shares of Common Stock (the "Shares") on the terms and subject to the conditions provided for herein;

               WHEREAS, Nasdaq and Hellman & Friedman Capital Partners IV, L.P. and its affiliates (collectively, "H&F") have entered into a letter of intent whereby Nasdaq has agreed to issue, and H&F has agreed to purchase (the "H&F Transaction"), $240,000,000 aggregate principal amount of Nasdaq's 4% convertible subordinated debentures (the "Debentures"); and

               WHEREAS, Nasdaq intends to use substantially all the proceeds from the H&F Transaction to purchase the Shares on the terms and subject to the conditions provided for herein.

               NOW, THEREFORE, in consideration of the provisions contained herein, the parties hereto agree as follows:

               1. PURCHASE AND SALE OF THE SHARES.

               1.01 Sale of the Shares. On the terms and subject to the conditions contained herein, the NASD agrees to sell to Nasdaq and Nasdaq agrees to buy from the NASD the Shares at the Closing described in Section 2 hereof.

               1.02 Delivery of the Shares. At the Closing, the NASD shall deliver to Nasdaq validly issued certificates representing the Shares duly endorsed in blank or accompanied by stock powers duly executed in blank, with all necessary stock transfer stamps affixed thereto.

               1.03 Purchase Price. The purchase price for the Shares shall be $13 per Share for an aggregate purchase price of $239,999,994 (the "Purchase Price").

               1.04 Payment of the Purchase Price. At the Closing, Nasdaq shall pay to the NASD the Purchase Price by wire transfer of immediately available funds to an account specified by the NASD for such purpose.

               2. THE CLOSING; COVENANTS.

               2.01 Closing. The closing of the purchase and sale of the Shares provided for in this Agreement (the "Closing") shall take place at the offices of The Nasdaq Stock Market, Inc., 33 Whitehall Street, New York, New York, 10004, at 10 a.m. on the third business day after satisfaction of all the conditions provided for in Sections 5 and 6 hereof, other than those that are satisfied on the Closing Date, or at such other place and time as the parties hereto shall agree in writing (the time and date of such Closing being referred to herein as the "Closing Date").

               2.02 Further Actions. The parties hereto agree to use their reasonable best efforts to have the Closing occur as soon as practicable consistent with the provisions of this Agreement.

               2.03 Charter Amendment. The NASD agrees that it shall, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of stockholders of Nasdaq, however called, vote or consent, in person or by proxy, all shares of Common Stock owned by it, in favor of an amendment to the Restated Certificate of Incorporation of Nasdaq to permit the holders of the Debentures to vote on an as-converted basis on all matters that holders of Common Stock have the right to vote, subject to the five percent voting limitation that applies to all other stockholders.

               2.04 Investor Rights Agreement. The parties hereto agree to negotiate in good faith an investor rights agreement (the "Investor Rights Agreement") having substantially the same terms as those set forth on the term sheet attached hereto as Exhibit I (the "Term Sheet") as well as other such customary terms as may be agreed upon by the parties.

               2.05 Voting Agreement. At any meeting of Nasdaq's stockholders held prior to the date upon which Nasdaq becomes registered to operate as a national securities exchange by the Securities and Exchange Commission, the NASD agrees to vote all shares of Common Stock held by it in favor of the nominee for election to the Board of Directors of Nasdaq designated by H&F in connection with the H&F Transaction.

               3. REPRESENTATIONS AND WARRANTIES OF THE NASD. The NASD represents and warrants to Nasdaq as follows:

               3.01 Organization and Standing. The NASD is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

               3.02 Binding Agreement. This Agreement will be duly and validly executed and delivered on behalf of the NASD and, assuming due authorization, execution and delivery by Nasdaq, will constitute the legal and binding obligation of the NASD enforceable against the NASD in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles (whether considered in a proceeding in equity or at law).

               3.03 Title to Shares. The NASD has good and valid title to the Shares, free and clear of all liens, charges, claims, security interests, restrictions, options, proxies, voting trusts or other encumbrances (each an "Encumbrance"). Assuming Nasdaq has the requisite power and authority to be lawful owner of the Shares, upon delivery to Nasdaq at the Closing of certificates representing the Shares, and upon the NASD's receipt of the Purchase Price for the Shares, Nasdaq will acquire all of the NASD's right, title and interest in and to the Shares being sold to it and will receive good and valid title to the Shares, free and clear of any and all Encumbrances.

               3.04 Required Approvals, Notices and Consents. No material consent or approval of, other action by, or any notice to, any governmental body or agency, domestic or foreign, or any third party is required in connection with the execution and delivery by the NASD of this Agreement or the consummation by the NASD of the transaction contemplated hereby.

               4. REPRESENTATIONS AND WARRANTIES OF NASDAQ. Nasdaq represents and warrants to the NASD as follows:

               4.01 Organization and Standing. Nasdaq is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

               4.02 Binding Agreement. This Agreement will have been duly and validly authorized, executed and delivered by Nasdaq and, assuming due authorization, execution and delivery by the NASD, will constitute the legal and binding obligation of Nasdaq enforceable against Nasdaq in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles (whether considered in a proceeding in equity or at law).

               4.03 Required Approvals, Notices and Consents. No material consent or approval of, other action by, or any notice to, any governmental body or agency, domestic or foreign, or any third party is required in connection with the execution and delivery by Nasdaq of this Agreement or the consummation by Nasdaq of the transaction contemplated hereby.

               5. CONDITIONS TO OBLIGATIONS OF THE NASD. The obligations of the NASD are subject to the fulfillment on or prior to the Closing as follows:

               5.01 Representations, Warranties and Agreements. The representations and warranties of Nasdaq shall be true and correct in all material respects on the Closing Date as though made on and as of such date and Nasdaq shall have performed all other obligations and agreements contained in this Agreement to be performed prior to the Closing.

               5.02 Statutes, Rules and Regulations. No statute, rule, regulation or order of any court or administrative agency shall be in effect which prohibits the consummation of the transactions contemplated hereby.

               6. CONDITIONS TO OBLIGATIONS OF NASDAQ. The obligations of Nasdaq are subject to the fulfillment on or prior to the Closing as follows:

               6.01 Representations, Warranties and Agreements. The representations and warranties of the NASD shall be true and correct in all material respects on the Closing Date as though made on and as of such date and the NASD shall have performed all other obligations and agreements contained in this Agreement to be performed prior to the Closing.

               6.02 Statutes, Rules and Regulations. No statute, rule, regulation or order of any court or administrative agency shall be in effect which prohibits the consummation of the transactions contemplated hereby.

               6.03 H&F Transaction. The H&F Transaction shall have been consummated.

               7. TERMINATION.

               7.01 Termination. This Agreement may be terminated at any time prior to the Closing:

               (a) by the mutual written consent of the parties; and

               (b) by either party in the event the Closing has not occurred on or before May 1, 2001, unless the failure of such consummation shall be due to a breach of this Agreement by the party seeking to terminate this Agreement.

               7.02 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 7.01, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto (or any stockholder, director, officer, partner, employee, agent, consultant or representative of such party) except that (a) nothing herein shall relieve any party from liability for, or eliminate the rights of any party relating to, any willful breach of this Agreement and (b) this
Section 7.02 and Section 8.02 shall survive termination of this Agreement.

               8. MISCELLANEOUS.

               8.01 Entire Agreement. This Agreement embodies the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior agreements, arrangements and undertakings, whether written or oral, relating to matters provided for herein and therein. There are no provisions, undertakings, representations or warranties relative to the subject matter of this Agreement not expressly set forth herein and therein.

               8.02 Expenses. Except as otherwise specifically provided in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transaction contemplated hereby shall be paid by the party incurring such expense.

               8.03 Notices. Any notice, demand, claim, notice of claim, request or communication required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally by facsimile transmission or sent by first class or certified mail, postage prepaid to the following addresses,

               If to the NASD:

               National Association of Securities Dealers, Inc.
               1735 K Street, N.W.
               Washington, D.C. 20006
               Telecopier: (202) 728-8894
               Attention: General Counsel

               with a copy to:

               Shearman & Sterling
               599 Lexington Avenue
               New York, New York 10022
               Telecopier: (212) 848-7179
               Attention: Robert Mundheim, Esq. and
                          James B. Bucher, Esq.

               If to Nasdaq:

               The Nasdaq Stock Market, Inc.
               33 Whitehall Street
               New York, New York 10004
               Telecopier: (202) 728-8321
               Attention: General Counsel

               with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               Four Times Square
               New York, New York 10036
               Telecopier: (212) 735-2000
               Attention: Matthew J. Mallow, Esq. and
                          Eric J. Friedman, Esq.

or to such other address as any party may request by notifying in writing all of the other parties to this Agreement in accordance with this Section 8.03.

               Any such notice shall be deemed to have been received on the date of personal delivery, the date set forth on the Postal Service return receipt, the date of delivery shown on the records of the overnight courier or the date shown on the facsimile confirmation, as applicable.

               8.04 Survival of Representations and Warranties. Each of the representations and warranties made by the parties in this Agreement shall terminate 12 months after the Closing.

               8.05 Benefit and Assignment. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. There shall be no assignment of any interest under this Agreement by any party. Nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

               8.06 Waiver. Any waiver of any provision of this Agreement shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any such rights.

               8.07 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the NASD and Nasdaq.

               8.08 Construction of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual agreement, and this Agreement shall not be deemed to have been prepared by any single party hereto. The headings of the sections and subsections of this Agreement are inserted as a matter of convenience and for reference purposes only and in no respect define, limit or describe the scope of this Agreement or the intent of any section or subsection. This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

               8.09 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws (as opposed to the conflicts of law provisions) of the State of New York.

               8.10 Public Announcements. No party hereto shall make any public announcement concerning the transactions contemplated by this Agreement without the prior approval of the other party hereto, except as such announcement may be required by the applicable law. Notwithstanding the foregoing, the parties hereto acknowledge that promptly after the execution of this Agreement and the Closing, the parties will make public disclosure, to be mutually agreed upon, of the transactions contemplated by this Agreement.

               8.11 Specific Performance. The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to any other available remedies, each other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement without the necessity of posting a bond or other form of security. In the event that any action should be brought in equity to enforce the provisions of the Agreement, no party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

               8.12 Further Assurances. The NASD hereby agrees that it shall from time to time, at the request of Nasdaq, execute and deliver to Nasdaq any and all instruments or documents as Nasdaq may reasonably request for the purpose of vesting in Nasdaq the full right, title and interest of the NASD in and to the Shares.

               8.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

               8.14 Anti-dilution Rights. As of the date hereof, the NASD hereby agrees that the anti-dilution rights contemplated by the Term Sheet and to be included in the Investor Rights Agreement shall not apply to (i) the issuance of the Debentures by Nasdaq to H&F in connection with the H&F Transaction and (ii) the issuance of any shares of Common Stock by Nasdaq upon conversion of all or any portion of the Debentures by the holders thereof.


               IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                                    NATIONAL ASSOCIATION OF
                                    SECURITIES DEALERS, INC.


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:


                                    THE NASDAQ STOCK MARKET, INC.


                                    By:
                                       ---------------------------------
                                    Name:
                                    Title:






                                Exhibit I to
                        Purchase and Sale Agreement

                         Investor Rights Term Sheet




                                NASDAQ/NASD
                      DRAFT INVESTOR RIGHTS AGREEMENT
                                 TERM SHEET



ELIGIBLE SECURITIES                o        Subject to legal requirements
                                            prior to Exchange Registration,
                                            all shares of Common Stock now
                                            owned by the NASD (excluding
                                            shares of Common Stock
                                            underlying outstanding and
                                            unexpired warrants)
                                            ("Registrable Common Shares")
                                   o        Shares of Common Stock returned
                                            to the NASD by the Voting
                                            Trustee upon the expiration of
                                            unexercised warrants

TIMING                             o        Nasdaq's initial underwritten
                                            public offering will trigger
                                            the NASD's registration rights.
                                            Subject to the terms herein,
                                            the NASD will have the right to
                                            "piggyback" on the registration
                                            statement filed in connection
                                            with Nasdaq's initial public
                                            offering and thereafter, the
                                            NASD may exercise "demand"
                                            registration rights.

DEMAND REGISTRATION                o        The NASD would have two
                                            long-form demand registrations
                                            (i.e., Form S-1), provided,
                                            however, that if Nasdaq was S-3
                                            eligible by July 1, 2002, the
                                            NASD shall be entitled to only
                                            one long-form demand
                                            registration, and unlimited
                                            short-form demand registrations
                                            (i.e., Form S-3).
                                   o        The aggregate offering price
                                            for the shares included in each
                                            demand registration statement
                                            must not be less than $50
                                            million, unless otherwise
                                            agreed to by the NASD and
                                            Nasdaq
                                   o        A nationally-recognized
                                            investment bank selected by the
                                            NASD from a list of
                                            underwriters to be agreed upon
                                            mutually by the NASD and Nasdaq
                                            must be used as an underwriter
                                            in any demand registration in
                                            which the aggregate offering
                                            price exceeds $50 million and
                                            the plan of distribution
                                            involves the sale of shares
                                            other than in open market
                                            transactions
                                   o        Nasdaq is not required to file
                                            a registration statement
                                            pursuant to a demand by the
                                            NASD within 90 days of the
                                            effective date of any other
                                            registration statement filed by
                                            Nasdaq pursuant to the
                                            Securities Act (180 days if the
                                            registration statement filed by
                                            Nasdaq is for the initial
                                            public offering of Common
                                            Stock), excluding registration
                                            statements filed in connection
                                            with benefit plans or
                                            acquisitions
                                   o        Nasdaq may postpone for up to
                                            120 days in any 12-month
                                            period the filing or
                                            effectiveness of a registration
                                            statement pursuant to a NASD
                                            demand if the Nasdaq Board
                                            determines in good faith at the
                                            time of the NASD demand that
                                            the filing of such registration
                                            statement would materially
                                            interfere with any transaction
                                            or event involving Nasdaq.
                                            Nasdaq acknowledges that during
                                            any such postponement it will
                                            continue to cooperate with the
                                            NASD so that Nasdaq will be
                                            able to promptly file or
                                            request effectiveness of the
                                            registration statement, as the
                                            case may be, upon termination
                                            of any postponement period
                                   o        Nasdaq may include shares of
                                            its own account in any
                                            registration statement filed
                                            pursuant to a NASD demand. The
                                            number of shares to be included
                                            by Nasdaq in a piggyback
                                            registration is subject to
                                            being "cut back" if the
                                            managing underwriter of the
                                            offer determines that the
                                            inclusion of all the shares
                                            requested to be registered by
                                            Nasdaq will materially and
                                            adversely affect the offering
                                            based on marketing factors

SHELF REGISTRATION                 o        The NASD may make one demand
                                            for the filing of a shelf
                                            registration statement covering
                                            an offering of shares
                                            underlying unexercised and
                                            unexpired warrants to be made
                                            on an continuous basis pursuant
                                            to Rule 415. In addition, the
                                            NASD may use a demand
                                            registration to request a shelf
                                            registration covering open
                                            market resales of Registrable
                                            Common Shares.

PIGGYBACK REGISTRATION             o        The NASD may include its
                                            registrable Common Stock shares
                                            in any offering of Common Stock
                                            or other class of equity
                                            securities registered under the
                                            Securities Act other than a
                                            registration of an employee
                                            stock option or incentive plan,
                                            etc., on Form S-8, and
                                            registration on Form S-4 of
                                            securities proposed to be
                                            issued in exchange for
                                            securities or assets of another
                                            corporation or in connection
                                            with a merger or consolidation
                                            involving Nasdaq
                                   o        The number of shares to be
                                            included by the NASD in a
                                            piggyback registration is
                                            subject to being "cut back" if
                                            the managing underwriter of the
                                            offer determines that the
                                            inclusion of all the shares
                                            requested to be registered by
                                            the NASD will materially and
                                            adversely affect the offering
                                            based on marketing factors,
                                            provided, however, that with
                                            respect to any registration for
                                            which a registration statement
                                            is filed prior to the earlier
                                            of (i) six months after the
                                            consummation of the IPO and
                                            (ii) December 31, 2002, any
                                            shares requested to be included
                                            by any other party exercising
                                            piggyback registration rights
                                            will be "cut-back" first before
                                            any shares of the NASD are
                                            "cut-back"
                                   o        Nasdaq has sole discretion in
                                            determining the price of the
                                            securities offered in a
                                            piggyback offering, subject to
                                            the NASD's right to withdraw
                                            its securities if it disagrees
                                            with the offering price set by
                                            Nasdaq

TAG-ALONG RIGHT                    o        If, prior to the initial public
                                            offering of Common Stock,
                                            Nasdaq proposes to sell shares
                                            for cash in a private
                                            transaction exempt from
                                            registration under the
                                            Securities Act, the NASD shall
                                            have the right to include in
                                            such sale the number of shares
                                            of Common Stock it owns equal
                                            to, unless otherwise agreed to
                                            by the NASD and Nasdaq, the
                                            product of (x) the number of
                                            shares of Common Stock then
                                            owned by the NASD and (y) a
                                            fraction with the numerator
                                            equal to the number of shares
                                            to be sold by Nasdaq in the
                                            private transaction and a
                                            denominator equal to the number
                                            of outstanding shares of Common
                                            Stock
                                   o        The tag-along right would not
                                            apply if (i) the aggregate
                                            purchase price of the shares
                                            being sold by Nasdaq in such
                                            private transaction or series
                                            of related transactions is less
                                            than $10 million, (ii) the sale
                                            is to any of the previously
                                            identified possible purchasers
                                            listed on an exhibit to the
                                            Agreement, (iii) Nasdaq and the
                                            NASD agree in writing for
                                            Nasdaq to acquire from the NASD
                                            a number of shares equal to the
                                            number of shares that the NASD
                                            would otherwise have been
                                            entitled to include in such
                                            private sale prior to
                                            commencement of any such sale
                                            by Nasdaq, (iv) the sale is in
                                            connection with a joint
                                            venture, strategic alliance or
                                            other similar arrangement , in
                                            any such case the primary
                                            purpose of which is other than
                                            for the Company to raise
                                            capital and the consideration
                                            involved in such transaction is
                                            not predominantly comprised of
                                            cash, in each case as
                                            determined in good faith by the
                                            Nasdaq Board; provided,
                                            however, the parties agree that
                                            any such transaction which
                                            involves cross-shareholdings
                                            obtained through substantially
                                            similar cash investments shall
                                            not be deemed primarily to
                                            raise capital or to
                                            predominantly involve cash
                                            consideration, or (v) any
                                            issuance of shares of Common
                                            Stock (or securities
                                            convertible into shares of
                                            Common Stock) by Nasdaq
                                            pursuant to equity plans or
                                            arrangements for employees,
                                            officers, directors or
                                            consultants
                                   o        The tag-along right will
                                            terminate automatically upon
                                            the effectiveness of a
                                            registration statement for the
                                            initial public offering of
                                            Common Stock

ANTI-DILUTION RIGHTS               o        In the event that, prior to
                                            Nasdaq's registration as an
                                            exchange, Nasdaq intends to
                                            issue any shares of its Common
                                            Stock (or securities
                                            convertible into Common Stock)
                                            and (i) the NASD would not
                                            otherwise sell Nasdaq shares in
                                            connection with such issuance
                                            and (ii) as a result of such
                                            issuance, the NASD's ownership
                                            in Nasdaq would be diluted by
                                            5% or more, then (x) Nasdaq
                                            must provide written notice to
                                            the NASD that Nasdaq intends to
                                            make such issuance not less
                                            than 30 day's prior to such
                                            issuance and (y) such issuance
                                            may not be consummated by
                                            Nasdaq without the prior
                                            consent of the NASD, which
                                            consent may not be unreasonably
                                            withheld or delayed, provided,
                                            however, that the foregoing
                                            provisions shall not apply with
                                            respect to (i) the issuance of
                                            $240,000,000 aggregate
                                            principal amount of Nasdaq's 4%
                                            convertible subordinated
                                            debentures (the "Debentures")
                                            to be issued by Nasdaq to
                                            Hellman & Friedman Capital
                                            Partners IV, L.P. and its
                                            affiliates (collectively,
                                            "H&F") as referred to in the
                                            Purchase and Sale Agreement,
                                            dated March 23, 2001, between
                                            Nasdaq and the NASD (the
                                            "Purchase and Sale Agreement")
                                            and (ii) the issuance of any
                                            shares of Common Stock by
                                            Nasdaq upon conversion of all
                                            or any portion of the
                                            Debentures by the holders
                                            thereof

                                   o        In the event that, after
                                            Nasdaq's registration as an
                                            exchange, Nasdaq intends to
                                            issue any shares of its Common
                                            Stock (or securities
                                            convertible into Common Stock)
                                            and (i) the NASD would not
                                            otherwise sell Nasdaq shares in
                                            connection with such issuance
                                            and (ii) as a result of such
                                            issuance, the NASD's ownership
                                            in Nasdaq would be diluted by
                                            5% or more, then Nasdaq must
                                            provide prior written notice to
                                            the NASD that Nasdaq intends to
                                            make such issuance which
                                            notice, to the extent
                                            practicable in light of
                                            commercial considerations,
                                            should be not less than 15
                                            day's prior to such issuance.
                                            Nasdaq's obligation to provide
                                            prior notice will terminate at
                                            any time when the NASD ceases
                                            to hold 5% of Nasdaq's
                                            outstanding Common Stock
                                            provided, however, that the
                                            foregoing provisions shall not
                                            apply with respect to (i) the
                                            issuance of the Debentures to
                                            be issued by Nasdaq to H&F as
                                            referred to in the Purchase and
                                            Sale Agreement and (ii) the
                                            issuance of any shares of
                                            Common Stock by Nasdaq upon
                                            conversion of all or any
                                            portion of the Debentures by
                                            the holders thereof

                                   o        The notice and consent rights
                                            described above will (x) not be
                                            deemed to affect the parties'
                                            obligations under any other
                                            provisions of the Investor
                                            Rights Agreement or under
                                            applicable law or regulations
                                            and (y) will not apply to
                                            equity plans or arrangements
                                            for employees, officers,
                                            directors or consultants

LOCK-UP                            o        The NASD shall not be permitted
                                            to transfer any shares of
                                            Common Stock for a period of
                                            (i) 180 days (subject to a
                                            longer period as may be
                                            requested by the underwriters)
                                            following the consummation of
                                            the initial public offering of
                                            the Common Stock, and (ii) 90
                                            days (subject to a longer
                                            period as may be requested by
                                            the underwriters) following the
                                            effectiveness of any other
                                            registration statement filed by
                                            Nasdaq pursuant to the
                                            Securities Act, unless such
                                            registration statement relates
                                            to the registration of shares
                                            of Common Stock issuable
                                            pursuant to Nasdaq stock option
                                            plans

REGISTRATION EXPENSES              o        All registration expenses
                                            (other than underwriting
                                            discounts and commissions on
                                            the NASD's shares) shall be
                                            borne by Nasdaq

INDEMNIFICATION                    o        Nasdaq would be liable for any
                                            false or misleading information
                                            contained in a registration
                                            statement except for any
                                            information about the NASD
                                            included in a registration
                                            statement (for which the NASD
                                            would be liable)

VOTING                             o        Upon Exchange Registration, the
                                            NASD will vote all shares owned
                                            by it which are not subject to
                                            the Voting Trust Agreement in
                                            the same proportion as all
                                            other holders of shares of
                                            Common Stock

OTHER TERMS                        o        In connection with any
                                            underwritten public offering,
                                            Nasdaq and the selling
                                            shareholders shall enter into
                                            an underwriting agreements
                                            containing customary terms,
                                            including indemnification.
                                   o        The Agreement would contain
                                            other customary terms